EXHIBIT 32

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, Neal P. Kaufman, President and Chief Executive Officer of North American Technologies Group, Inc. (the “Company”), and Mahesh S. Shetty, Chief Financial Officer of the Company, certify that:

1. the Quarterly Report on Form 10-QSB of the Company for the quarter ended December 31, 2006, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Neal P. Kaufman	Dated: February 13, 2007
Neal P. Kaufman
President and Chief Executive Officer

/s/ Mahesh S. Shetty	Dated: February 13, 2007
Mahesh S. Shetty
Chief Financial Officer